Supplement Dated November 9, 2000 to the Quant Funds
Statement of Additional Information Dated August 1, 2000

The last sentence of the section entitled "Management of the Funds" under the heading "Transfer Agent" on page 11 is replaced by the following text:


     For its services, prior to October 1, 2000 the Transfer Agent received a base fee at an annual rate of 0.13% of the aggregate average daily net asset value for each class of shares of each Fund, as of October 1, 2000, the Trustees approved an increase in this fee of 3 basis points to a total base fee of 0.16%. The Transfer Agent is also reimbursed for out of pocket expenses and for other services approved by the Trustees.


(11/09/2000)